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[PRICEWATERHOUSECOOPERS LLP LOGO]                     PRICEWATERHOUSECOOPERS LLP
                                                      PO Box 363566
                                                      San Juan PR 00936-3566
                                                      Telephone (787) 754-9090


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-80167) of Popular, Inc. of our report dated June 5, 2000 relating to the financial statements of Banco Popular de Puerto Rico Employees' Stock Plan (U.S.), which appears in this Form 11-K.


/s/ PricewaterhouseCoopers LLP

PRICEWATERHOUSECOOPERS LLP



San Juan, Puerto Rico
June 27, 2000


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